THE ADVISORS' INNER CIRCLE FUND

                             CAMBIAR SMALL CAP FUND
                                 TICKER: CAMSX

                        SUPPLEMENT DATED MARCH 14, 2013
                                     TO THE
  INVESTOR CLASS SHARES PROSPECTUS DATED SEPTEMBER 1, 2012 (THE "PROSPECTUS")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
     THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective April 30, 2013 (the "Closing Date"), Investor Class shares of the Cambiar Small Cap Fund (the "Fund") are closed to new investors.

However, after the Closing Date, existing shareholders of Investor Class shares of the Fund and certain eligible investors, as set forth below, may purchase additional Investor Class shares of the Fund through existing or new accounts and reinvest dividends and capital gains distributions. Existing shareholders and eligible investors include:

     o    Shareholders of Investor Class shares of the Fund as of the Closing
          Date;
     o Qualified defined contribution retirement plans with participants holding Investor Class shares of the Fund as of the Closing Date, and participants of such plans regardless of whether they hold Investor Class shares of the Fund as of the Closing Date;
     o Clients of certain fee based advisory programs sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee);
     o    An employee of Cambiar Investors, LLC; or
     o    A trustee of The Advisors' Inner Circle Fund.

The Fund reserves the right, in its sole discretion, to determine the criteria for qualification as an eligible investor and to reject any purchase order. Sales of Investor Class shares of the Fund may be further restricted or reopened in the future. Institutional Class shares of the Fund, which are offered in a different prospectus, will remain open to new investors.



              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                 CMB-SK-021-0100